EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of SITI-Sites.com, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Lawrence M. Powers, Chief Executive Officer and Toni Ann Tantillo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                /s/ Lawrence M. Powers
                                                -----------------------
                                                Lawrence M. Powers
                                                Chief Executive Officer


                                                /s/ Toni Ann Tantillo
                                                -----------------------
                                                Toni Ann Tantillo
                                                Chief Financial Officer


August 13, 2003